EXHIBIT 32.1

                    CERTIFICATION PURSUANT TO 18 USC SS.1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AdZone Research, Inc. (Company) on Form 10-QSB (Report) for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Charles A. Cardona III, Chief Executive and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles A. Cardona III
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Charles A. Cardona III
Chief Executive and
Chief Financial Officer

Dated: November 30,2003